POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED MAY 8, 2014 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 28, 2014 OF:

PowerShares S&P Emerging Markets Low Volatility Portfolio

•	Effective immediately, the table in the section titled “Average Annual Total Returns for the Periods Ended December 31, 2013” on page 3 is deleted and replaced with the following:

	1 Year	Since Inception (01/13/12)
Return Before Taxes	(1.15)%	7.71%
Return After Taxes on Distributions	(1.40)%	7.48%
Return After Taxes on Distributions and Sale of Fund Shares	0.00%	6.09%
S&P BMI Emerging Markets Low Volatility Index™ (Net) (reflects invested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	(0.16)%	9.01%
MSCI Emerging Markets IndexSM (Net) (reflects invested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	(2.60)%	5.31%

Please Retain This Supplement For Future Reference.

P-EELV-SUMPRO-1 SUP-2 050814